Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

Note 8. Income Taxes

The components of the Company's deferred tax assets (liabilities) at December 31, 2013 and 2012 were as follows:

in thousands	2013	2012
Current deferred tax assets:
Inventory related	$9,309	$1,110
Tax losses carry forward	3,773	-
Deferred revenue	612	528
Allowance for doubtful accounts	462	295
Research and development credit carryforward	475	-
Reserve for warranty expenses	67	468
Provision for employee related obligations	1,219	1,269
Accrued interest	-	1,126
Issuance costs	431	-
Other	153	172
Current deferred tax assets	$16,501	$4,968

Long-term deferred tax assets:
Tax losses carry forward	407	-
Foreign currency losses	358	-
Stock-based compensation expense	586	1,184
Long-term deferred tax assets	$1,351	$1,184

Current deferred tax liabilities
Issuance costs	(112)	-
Inventory related	-	(645)
Deferred revenue	-	(104)
Order backlog	-	(196)
Current deferred tax liabilities	$(112)	$(945)

Long-term deferred tax assets:
Stock-based compensation expense	$903	$876
Tax losses carry forward	8,311	463
Depreciation	579	-
Research and development credit carryforward	1,904	-
Issuance costs	478	-
Foreign tax credit	893	-
Other	367	186
Long-term deferred tax assets	13,435	1,525

Long-term deferred tax liabilities:
Intangibles	(115,248)	(55,320)
Issuance costs	(430)	-
Depreciation	(3,658)	(898)
Net long-term deferred tax liabilities	$(105,901)	$(54,693)

Total	$(88,161)	$(49,486)

As of December 31, 2013, the Company has a tax net operating loss carryforward of approximately $31.0 million, resulting in a deferred tax asset of approximately $12.5 million. The Company believes it is more likely than not that it will fully utilize this net operating loss carryforward, and accordingly, no valuation allowance has been provided for this deferred tax asset.

Income (loss) before income taxes for the years ended December 31, 2013, 2012 and 2011 was as follows:

in thousands	2013	2012	2011
Domestic (1)	$(13,391)	$23,274	$30,464
Foreign	(15,990)	(4,764)	888
	$(29,381)	$18,510	$31,352

(1) As a result of the Stratasys-Objet Merger, "domestic" reflects income (loss) from continuing operations before income taxes and noncontrolling interest for Israel in 2013 and U.S. for 2012 (since income was primarily in the U.S prior to the December 1, 2012 merger date) and 2011.

The components of income tax (benefit) for the years ended December 31, 2013, 2012 and 2011 were as follows: (for 2013, domestic represents Israel taxes, while foreign represents non-Israel taxes, including U.S. federal, state and local taxes. For 2012 and 2011 domestic represents U.S. federal taxes, while foreign reflects non-U.S.):

in thousands	2013	2012	2011
Current
Domestic	14,714	12,319	10,667
Foreign	1,914	1,445	293
	16,628	13,764	10,960
Deferred
Domestic	(9,428)	(3,113)	(234)
Foreign	(9,674)	(964)	-
	(19,102)	(4,077)	(234)
Total income taxes	$(2,474)	$9,687	$10,726

A reconciliation of the statutory federal income tax rate and the effective tax rate for the years ended December 31, 2013, 2012, and 2011 is set forth below:

	2013	2012	2011
Statutory rate (1)	25.0%	35.0%	35.0%
Approved and Privileged enterprise benefits	6.0
State income taxes, net of
federal benefit	-	2.5	2.1
Tax exempt interest income	-	-	-
Stock compensation expense	(17.3)	3.4	0.6
Manufacturing deduction	-	(5.9)	(2.7)
Federal research and
development tax credit	-	-	(1.6)
Tax contingencies	(12.1)	(3.5)	0.4
Non-deductible acquisition expenses	(4.8)	12.9	0.3
Earning taxed under foreign law	13.2	3.4	-
Other	(1.6)	4.5	0.1
Effective income tax rate	8.4%	52.3%	34.2%

(1) As a result of the Stratasys-Objet merger, the statutory rate for 2013 reflects the Israel statutory rate of 25%. For 2012 (since income was primarily in the U.S with the December 1, 2012 merger date) and 2011, the statutory rate reflects the U.S. statutory rate of 35%.

As a result of the Stratasys-Objet merger, the tax effect of foreign operations for 2013 consists of non-Israel jurisdictions. For 2012 and 2011, the tax effect of foreign operations consists of non-U.S. jurisdictions.

During 2013, the Company adjusted its long-term tax rates due to obtaining an approval from the Israeli Tax Authorities under the Approved Enterprise and Beneficiary Enterprise programs and due to a recent amendment of the Israeli Income Tax Ordinance, under which the corporate tax rate will be 26.5% commencing on January 1, 2014. As a result, the Company recorded a net reduction of approximately $0.6 million in its income tax expense and in its deferred tax liabilities associated with the amortization of the intangible assets.

Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate. Accruals for tax contingencies are provided for in accordance with the requirements of ASC 740.

The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. In the U.S., Stratasys Inc. may be subject to examination by the Internal Revenue Service ("IRS") for the years 2011, 2012 and 2013. The IRS has completed its examination of Stratasys Inc.'s federal income tax returns for the years 2009 and 2010. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Ltd. submitted in Israel through the 2008 tax year are considered to be final. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdiction.

At December 31, 2013 and 2012, the Company had unrecognized tax benefits of $7.4 million and $3.8 million, respectively. If recognized, these benefits would favorably impact the effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

in thousands	2013	2012
Balance at beginning of year	$3,809	$1,598
Additions for tax positions related to the current year	1,248	223
Additions for tax positions related to previous years	2,562	14
Additions from the merger	-	3,130
Reduction of reserve for statute expirations	(254)	(1,156)
Balance at end of year	$7,365	$3,809

The balance of the reserve for tax uncertainties includes 0.2 million for estimated interest and penalties at December 31, 2013 and 2012. The Company currently estimates that unrecognized tax benefits will not change materially in the next twelve months.

The Company is asserting that all future profits in its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as a non-material amount.

The enacted statutory tax rates applicable to the Company's subsidiaries outside of Israel are as follows:

Company incorporated in the U.S.-tax rate of 35%.
Company incorporated in Germany-tax rate of 27.9%.
Company incorporated in Hong Kong-tax rate of 16.5%.
Company incorporated in Japan-tax rate of 42%.
Company incorporated in China-tax rate of 25%.
Company incorporated in Italy-tax rate of 27.5%.

A significant portion of the Company's income after the December 1, 2012 merger date is taxed in Israel. The following is a summary of how the Company's income is taxed in Israel:

a. Basis of taxation:

Tax rates:

Corporate tax rates in Israel were as follows: 2010-25%, 2011-24%, 2012-25%, 2013-25%. Pursuant to recent amendment of the Israeli Income Tax Ordinance the corporate tax rate will increase to 26.5% commencing on January 1, 2014.

The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company's taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company's Israeli taxable income.

b. Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the "Law"):

Various industrial projects of the Company have been granted "Approved Enterprise" and "Beneficiary Enterprise" status, which provides certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Privileged Enterprise benefits is taxed at the regular corporate rate, which was 25% in 2013.

The Company is a Foreign Investors Company, or FIC, as defined by the Israeli Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprise, depending on the level of foreign ownership. When foreign (non-Israeli) ownership exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt or taxable at a tax rate of 10% for a 10-year period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

In the event of distribution of dividends from the said tax-exempt income, the amount distributed will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's or Beneficiary Enterprise's income.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Investment Law and regulations published hereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received with respect to such programs.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividends, as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved or Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

As of December 31, 2013, tax-exempt income of approximately $157.1 million is attributable to the Company's various Approved and Beneficiary Enterprise programs. If such tax exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and approximately $15.7 million would be incurred as of December 31, 2013.

A January 2011 amendment to Investment Law sets alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in national development zone A and two new tax benefits tracks ("Preferred Enterprise" and "Special Preferred Enterprise"), which provide for application of a unified tax rate to all preferred income of the company, as defined in the Investment Law.

The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a "Preferred Company" through its Preferred Enterprise (as such term is defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel and not fully owned by a governmental entity or (ii) a limited partnership that: (a) was registered under the Partnerships Ordinance; (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities, which, among other things, has Preferred Enterprise status and are controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company is entitled to a reduced corporate flat tax rate of 15% with respect to its preferred income derived by its Preferred Enterprise in 2011-2012, unless the Preferred Enterprise is located in a certain development zone, in which case the rate will be 10%. Such corporate tax rate will be reduced to 12.5% and 7%, respectively, in 2013 and will increase to 16% and 9% in 2014 and thereafter. Income derived by a Preferred Company from a "Special Preferred Enterprise" (as such term is defined in the Investment Law) would be entitled, during a benefits period of 10 years, to further reduced tax rates of 8%, or to 5% if the Special Preferred Enterprise is located in a certain development zone.

Dividends paid out of income attributed to a Preferred Enterprise are generally subject to withholding tax at source at the rate of 15% (20% from 2014) or such lower rate as may be provided in an applicable tax treaty. However, if such dividends are paid to an Israeli company, no tax will be withheld.

The 2011 Amendment also provided transitional provisions to address companies already enjoying current benefits. These transitional provisions provide, among other things, that (i) terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, which chose to receive grants, before the 2011 Amendment came into effect, will remain subject to the provisions of the Investment Law as in effect on the date of such approval, while provided that certain conditions are met, the 25% tax rate applied to income derived by an Approved Enterprise during the benefit period will be replaced with the regular corporate income tax rate (25% as of 2012), unless a request is made to apply the provisions of the Investment Law as amended in 2011 with respect to income to be derived as of January 1, 2011 (such request should have been made by way of an application to the Israeli Tax Authority by June 30, 2011), such request may not be withdrawn; (ii) terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, which had participated in an alternative benefits program, before the 2011 Amendment came into effect will remain subject to the provisions of the Investment Law as in effect on the date of such approval, provided that certain conditions are met. However, a company that has such enterprise can file a request with the Israeli Tax Authority, according to which its income derived as of January 1, 2011 will be subject to the provisions of the Investment Law as amended in 2011; and (iii) a Beneficiary Enterprise can elect to continue to benefit from the benefits provided to it before the 2011 Amendment came into effect, provided that certain conditions are met, or file a request with the Israeli Tax Authority according to which its income derived as of January 1, 2011 will be subject to the provisions of the Investment Law as amended in 2011. The Company has examined the possible effect, if any, of these provisions of the 2011 Amendment on its financial statements and has decided, at this time, not to opt to apply the new benefits under the 2011 Amendment.

c. Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969:

The Company is an "Industrial Company" as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.